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                                                               EXHIBIT 99.6

                          CONSENT OF DIRECTOR NOMINEE

The Board of Directors
Official Payments Corporation:

   I, Vernon Loucks hereby consent to the use of my name as a Director Nominee in the Form S-1 Registration Statement filed by Official Payments Corporation.

                                                 /s/ Vernon Loucks
                                          -------------------------------------

                                                   Vernon Loucks

October   , 1999